UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2003

Digital Recorders, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-13408	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code     (214) 378-8992

ITEM 5. Other Events and Required FD Disclosure

     On December 10, 2003, Digital Recorders, Inc. (the “Company”) filed Articles of Correction with the North Carolina Secretary of State setting forth a corrected Certificate of Designation for its Series F Convertible Preferred Stock. This report is being filed to provide such Articles of Correction as an exhibit. See Item 7. Such Articles of Correction supersede in their entirety the Articles of Amendment to the Company’s Articles of Incorporation previously filed as Exhibit 3.2 to a Form 8-K filed by the Company on November 12, 2003.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

3.1	Articles of Correction to Articles of Amendment containing corrected Certificate of Designation of Series F Convertible Preferred Stock of Digital Recorders, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, this 22nd day of December, 2003.

DIGITAL RECORDERS, INC

By:	/s/ David L. Turney

David L. Turney Chairman, Chief Executive Officer and President

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

3.1	Articles of Correction to Articles of Amendment containing corrected Certificate of Designation of Series F Convertible Preferred Stock of Digital Recorders, Inc.